Defined Benefit Plan, Items Recognized in Accumulated Other Comprehensive Income (Loss) (Detail) (JPY ¥) In Millions, unless otherwise specified	Mar. 31, 2013	Mar. 31, 2012
Schedule of Pension and Other Postretirement Benefits Recognized in Accumulated Other Comprehensive Income (Loss) [Line Items]
Actuarial gains (losses), net	¥ (44,927)	¥ (43,242)
Prior service cost, net	8,685	10,583
Transition obligation	(687)	(810)
Total	¥ (36,929)	¥ (33,469)